Investor Class Shares

Inception Date	Nov. 21, 2003
Net assets	$1.475 million
Cusip	708658109
Min. investment	$1,000.00
Expense ratio	1.50%
Turnover ratio	144.46% (2005) 177.06% (2004)
Load	None
NAV Qtr-end	$13.60

Top 10 Holdings 1

8.875% Winn-Dixie 2008 (Dflt)
iPayment, Inc
Thomas Nelson Inc
Titan International Inc
GTECH Holdings
Pegasus Systems, Inc
Massey Energy Co
Sourcecorp, Inc
Sound Federal Bancorp, Inc
Central Freight Lines, Inc

Not FDIC Insured

May Lose Value

No Bank Guarantee

All information is current as of 3/31/06, unless noted otherwise

Pennsylvania Avenue Event-Driven Fund

Under normal market conditions, the Pennsylvania Avenue Event-Driven Fund invests in the securities of companies which are undergoing a corporate 'event'. The following strategies have been implemented since inception:

  Merger arbitrage: The Fund invests in the securities of companies subject to publicly announced mergers, takeovers, tender offers, and other corporate reorganizations.

  Distressed securities investments: The Fund invests in distressed securities, which are securities of companies who are in or near bankruptcy or whose securities are otherwise undergoing extreme financial situations that put the continuation of the issuer as a going concern at risk.

  Proxy fight investments: The Fund invests in securities of companies which are subject to a proxy fight over control of the company.

As compared with conventional investing, the Adviser considers the Fund's investment strategies to be less dependent on the overall direction of stock prices.

Investment Performance	One Year	Since Inception
Pennsylvania Avenue Event-Driven Fund Investor Class Shares	14.74%	20.47%
S&P 500 Total Return [2]	11.79%	12.00%

All performance data quoted represents past performance and is no guarantee of future results. The investment and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance information call (888) 642-6393. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. Performance data does not include the impact of commissions or fees that may be charged by your broker.

Brokerage availability

Accutrade
American Portfolios Financial Srvcs
Ameritrade (call their phone rep)
DataLynx
Penson
Pershing
Sterne, Agee & Leach
TD Waterhouse
TrustLynx

Blue-sky states

Call for current availability

Ticker

Lipper[3] fund number	84011

2005 Dividend (per share)

Ordinary income	$0.384
Long term capital gains	$0.073
Tax return of capital	$0.066
Total dividend	$0.523

NSCC Fund/SERV

Networking level 3

Contact

Pennsylvania Avenue Funds PO Box 9543 Washington, DC 20016-9543
www.PAfunds.com
info@PAfunds.com
(888) 642-6393

To date, the Fund has typically allocated 50%-80% of its assets to merger arbitrage, 10%-25% to proxy fight investments, and less than 10% to distressed securities. Frequently, these strategies overlap, so that an attribution of an investment to a strategy is not possible or meaningful. This is most frequently the case with proxy fight investments, when activists call for a sale of the company.

Since inception, all merger arbitrage investments were in cash transactions, where the buyer pays a set dollar amount per share, as opposed to a stock-for-stock transactions, where the buyer exchanges a certain number of its shares for those of the target. In the opinion of the manager, the latter category of mergers provides returns that do not justify the associated risks.

The Adviser adjusts the relative weighting of each strategy to reflect the overall economic environment as well as risk/return opportunities in each strategy.

You should consider the investment objectives, risks, charges and expenses carefully before investing. This and other important information can be found in the fund's prospectus. To obtain a free prospectus, please call (888) 642-6393 or visit www.PAfunds.com. Please read the prospectus carefully before investing.

1 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Fund information is not intended to represent future portfolio composition.

2 The S&P 500 Total Return index is unmanaged and, unlike the Pennsylvania Avenue Event-Driven Fund, has no management fees or operating costs that reduce reported returns. The volatility and other risk characteristics of the Fund will differ from the volatility and risk characteristics of the index.

3 Lipper Analytical Services, Inc. is a highly regarded independent research firm that compiles performance data on mutual funds.

Nothing herein constitutes an offer to sell securities in a jurisdiction where the Fund is not registered or exempt from registration.

(888) 642-6393 www.PAfunds.com